October 7, 2013 Mosaic Analyst Day 2013 Exhibit 99.1

Safe Harbor
This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.
Such statements include, but are not limited to, statements about future financial and operating results. Such statements are based upon the current beliefs and expectations of The Mosaic Company’s management and are subject to significant risks and uncertainties. These risks and uncertainties include but are not limited to the predictability and volatility of, and customer expectations about, agriculture, fertilizer, raw material, energy and transportation markets that are subject to competitive and other pressures and economic and credit market conditions; the level of inventories in the distribution channels for crop nutrients; changes in foreign currency and exchange rates; international trade risks; changes in government policy; changes in environmental and other governmental regulation, including greenhouse gas regulation, implementation of the numeric water quality standards for the discharge of nutrients into Florida waterways or possible efforts to reduce the flow of excess nutrients into the Mississippi River basin or the Gulf of Mexico; further developments in judicial or administrative proceedings, or complaints that Mosaic’s operations are adversely impacting nearby farms, business operations or properties; difficulties or delays in receiving, increased costs of or challenges to necessary governmental permits or approvals or increased financial assurance requirements; resolution of global tax audit activity; the effectiveness of the Company’s processes for managing its strategic priorities; the ability of the Northern Promise joint venture among Mosaic, Ma’aden and SABIC to obtain project financing in acceptable amounts and upon acceptable terms, the future success of current plans for the joint venture and any future changes in those plans; adverse weather conditions affecting operations in Central Florida or the Mississippi River basin or the Gulf Coast of the United States, and including potential hurricanes, excess rainfall or drought; actual costs of various items differing from management’s current estimates, including, among others, asset retirement, environmental remediation, reclamation or other environmental regulation, or Canadian resources taxes and royalties; brine inflows at Mosaic’s Esterhazy, Saskatchewan, potash mine or other potash shaft mines; other accidents and disruptions involving Mosaic’s operations, including potential mine fires, floods, explosions, seismic events or releases of hazardous or volatile chemicals, as well as other risks and uncertainties reported from time to time in The Mosaic Company’s reports filed with the Securities and Exchange Commission. Actual results may differ from those set forth in the forward-looking statements.
2

Speakers
James T. Prokopanko, President and Chief
Executive Officer, joined Mosaic as Executive Vice
President and Chief Operating Officer in 2006.
Previously, Prokopanko was a Corporate Vice
President at Cargill, Incorporated, where he had
executive responsibility for procurement and served as
a leader of the Cargill Ag Producer Services Platform.
After joining Cargill in 1978, he served in a wide range
of leadership positions, including Vice President of the
North American crop inputs business.
Joc O'Rourke, Chief Operating Officer, joined
Mosaic as Executive Vice President, Operations in
2009. Previously, O'Rourke was President, Australia
Pacific for Barrick Gold, the largest gold producer in
Australia. He was responsible for the Australia Pacific
business unit, consisting of gold and copper mines in
Australia and Papua New Guinea. O'Rourke has more
than 25 years of experience in mining and processing
operations and has held senior management roles in
Canada, Papua New Guinea and Australia.
Larry W. Stranghoener, Chief Financial Officer,
joined The Mosaic Company in 2004. Prior to joining
Mosaic, Stranghoener served as Executive Vice
President and Chief Financial Officer at Thrivent
Financial for Lutherans. Before that, Stranghoener
spent 17 years at Honeywell, Inc. where he served in a
variety of positions in the United States and Europe,
including three years as Chief Financial Officer.
Stranghoener started his career as an Investment
Analyst at Dain Rauscher.
Rick N. McLellan, Senior Vice President,
Commercial, held several roles for the company,
including Vice President, North American Sales and
Country Manager for Mosaic Fertilizantes in Brazil.
Before serving as Country Manager, McLellan had
leadership responsibility for fertilizer distribution, import and production in Brazil. Prior to the formation of
Mosaic, he held various roles in Cargill, Incorporated
Canadian and U.S. operations, including grain, retail
and wholesale fertilizer distribution.
Floris A. E. Bielders, Vice President,
International Distribution, joined Mosaic in
2004. He was responsible for Mosaic’s global
phosphate and potash product management
operations, with primary responsibility for pricing,
before moving into his current role in May 2012.
Before joining Mosaic, Bielders worked for Cargill
in seven countries and in various capacities
in grain and oilseeds origination , ocean
transportation and fertilizer.
3

Agenda
Mosaic’s Strengths & Strategy
Jim Prokopanko, Chief Executive Officer
Mosaic’s Operations Strategy
Joc O'Rourke, Chief Operating Officer
Mosaic’s Go-to-market Strategy and
Product Innovation at Mosaic
Floris Bielders, VP International Distribution
Rick McLellan, Senior VP Commercial
Financial Management & Implications
Larry Stranghoener, Chief Financial Officer
Concluding Remarks
Jim Prokopanko, Chief Executive Officer
Q&A
20 minutes
30 minutes
30 minutes
30 minutes
10 minutes
60 minutes
4

A Powerful Portfolio of Assets 5

6 Mosaic: Global Operations

7 North American Phosphate Operations

8 Mosaic: Phosphate Operations

9
Phosphate Assets
Well positioned on the global cost curve
*Excludes all other high analysis finished phosphate products
2013 DAP Industry Cost Curve fob Tampa*
Million Tonnes
0
50
100
150
200
250
300
350
400
450
500
550
600
0 5 10 15 20 25 30 35 40
US$/Tonne
Source: CRU and Mosaic

10 North American Potash Operations

11 Potash Operations

12
Potash Assets
Flat global cost curve minimizes advantages
Brine Mgt
0
25
50
75
100
125
150
175
200
225
250
275
300
0 10 20 30 40 50 60 70
US$/Tonne
Million Tonnes
2013 MOP Industry Cost Curve fob Port
Source:  CRU and Mosaic

13 China Distribution

14 India Distribution

15 Brazil Distribution

Mosaic’s Strengths 16

17 A Culture of Innovation

18 A Culture of Innovation

19 Excellent Execution

20 Financial Strength Surplus Cash Debt Capacity Redeployment

21 Culture and Values

22 External Recognition of Mosaic’s Success

Mosaic’s Strategy 23

24
Our Strategic Priorities
People
Invest in talent and development so that
Mosaic is known as a company where
people want to work and grow
Growth
Grow our production of essential crop
nutrients and operate with increasing
efficiency
Market Access
Expand our reach and impact by
continuously strengthening our
distribution network
Innovation
Build on our industry-leading product,
process and sustainability innovation
Shareholder Value
Deliver strong financial performance
and provide meaningful return to our
shareholders

25 Feeding the World: Responsibility and Opportunity

26 The Drivers of Our Success: Growing Demand Source: United Nations Global Population Growth Estimated U.N. High U.N. Medium Actual

27
The Drivers of Our Success: Growing Demand
Region 1964-66 1997-99 2030
Developing 10.2 25.5 36.7
Near East and North Africa 11.9 21.2 35.0
Latin America 31.7 53.8 76.6
Asia 12.6 43.0 70.2
Per capita meat consumption, kg/year
Source: World Health Organization
Growing Demand for Protein

Based on long term population and GDP forecasts,
grain and oilseed demand is projected to increase from
2.74 billion tonnes in 2011/12 to 3.09 billion tonnes in
2020/21 and to 4.43 billion tonnes in 2050/51.
The 350 million tonne increase required by the end of
this decade is roughly equal to the combined (and
outstanding) harvests of Argentina, Brazil and Canada
in 2012!  (The ABCs)
The Food Story by the Numbers
The Challenge and Opportunity
Farmers will need to plant record area and reap record
yields year after year in order to meet the projected
demand for agricultural commodities.
And more planted area and steady yield increases will
require more plant nutrients.
The ABCs of the Food Story
1,000
1,500
2,000
2,500
3,000
3,500
80 85 90 95 00 05 10 20 30
Mil Tonnes
Source:  USDA and Mosaic
World Grain and Oilseed Use
Actual for Biofuels Actual Forecast for Biofuels Forecast
1.75
2.00
2.25
2.50
2.75
3.00
3.25
3.50
3.75
775
800
825
850
875
900
925
950
975
80 85 90 95 00 05 10 15 20 25 30
MT Ha
Mil Ha
Source:  USDA and Mosaic
World Harvested Area and Average Yield
Actual  Area Forecast Area Actual Yield
Required Yield 1980-10 Yield Trend
28

29
Farm Economics: Strong Across the Globe
0.50
0.75
1.00
1.25
1.50
1.75
05 06 07 08 09 10 11 12 13
Plant Nutrient Affordability
Plant Nutrient Price Index / Crop Price Index
Affordability Metric Average
Source: Green Markets, CME,
USDA, AAPFCO, Mosaic
0
20
40
60
80
100
120
140
80 83 86 89 92 95 98 01 04 07 10 13F
Bil $
U.S. Net Cash Income
Government Payments Market
Source: USDA

30 Helping the World Grow the Food it Needs

31 Mosaic’s Operations Strategy Mosaic Analyst Day 2013

32 32 Free Cash Flow Growth Strategic Investments P Expansions Underway K Margins Expansions via: Cost Management Premium Products Both …and sustaining capital expenditure reductions

Grow Phosphates Volume Miski Mayo Saudi Arabia JV 33

0% 5% 10% 15% 20% 25% 30% 35% 0 500 1,000 1,500 2,000 2,500 FY 09 FY 10 FY 11 FY 12 FY 13 Margin $ Margin % 34 Phosphates Margin History Phosphate manufacturing margin history

Grow Phosphates Margins
Mined rock cost trends Conversion cost trends
35
$36
$35
$37
$39
$33
$46
$45
$50
$52
$44
$20
$25
$30
$35
$40
$45
$50
$55
FY 09 FY 10 FY 11 FY 12 FY 13 2018
$/Tonne
Fiscal Year Ending May 31
Mosaic Rock Production Costs
Cash Cost Total Cost
$77
$67
$66
$74
$79
$50
$55
$60
$65
$70
$75
$80
FY 09 FY 10 FY 11 FY 12 FY 13 2018
$/Tonne
Fiscal Year Ending May 31
Mosaic Chemical Plant Conversion Costs

Phosphates Sustaining Capital Expenditure 36 Sustaining CapEx 0 50 100 150 200 250 300 350 400 FY 09 FY 10 FY 11 FY 12 FY 13 FY 18 Depreciation Expense

Grow Potash Volumes – Expansion Update 37

Grow Potash Volumes – Esterhazy K3 Update 38

Grow Potash Volumes – Esterhazy K3 Optionality 39

Potash Margin History
MOP realized price
fob plant, $/tonne
$ 521 $ 352 $ 359 $ 448 $ 405
Operating Rate
65% 57% 80% 81% 79%
Potash Gross Margin Rate
40
53%
48% 48%
49%
46%
30%
35%
40%
45%
50%
55%
2009 2010 2011 2012 2013

Potash Margin Leverage
*Actual operating rate of 79% 41
Esterhazy
Belle
Plaine
Colonsay
Carlsbad
Mosaic
$100
$140
$180
$220
$260
$80 $100 $120 $140 $160 $180 $200
Cash Costs (including royalties, excluding resource taxes)
Production Costs by Mine - Fiscal 2013*
$/Tonne

Potash Margin Leverage
*Actual operating rate of 95%
**Production costs are reflective of actual costs during the quarter. These costs are captured in inventory and are not necessarily reflective of costs included in costs of goods sold for the period
Esterhazy
Belle
Plaine
Colonsay
Carlsbad
Mosaic
$100
$140
$180
$220
$260
$80 $100 $120 $140 $160 $180 $200
Cash Costs (including royalties, excluding resource taxes)
Production Costs by Mine - FY13 Q4*
$/Tonne
42

Potash Cost Curve 43 Well positioned to deliver value today Brine Mgmt 2013 MOP Industry Cost Curve Delivered Midwest Retailer

Potash Cost Curve Brine Mgmt 2013 MOP Industry Cost Curve Delivered China 44

Esterhazy K3 Optionality
• Brine management costs = $0
• K3 scenario results in $30 per
tonne reduction in average
costs/tonne.
• Mosaic moves from third quartile
to near lowest cost producer
Impact
Future MOP Industry Cost Curve fob Port
45

Manage Sustaining Capital Expenditure $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 FY 09 FY 10 FY 11 FY 12 FY 13 FY 18 Sustaining CapEx Farfield CapEx Inflow Depreciation Expense 46

47
Summary
A track record of successful strategic investments
Cost competitive and focused on further improving
margins in both businesses
Building optionality within potash operations
Optimizing sustaining capital spending across
enterprise

48

Mosaic’s Go-to-Market Strategy Mosaic Analyst Day 2013 49

50 Product destinations Mosaic’s access-to-market strategy Highlight two examples North America Brazil Market Access: Agenda

Phosphates: Destinations Phosphates: Destinations Deliberate destination shift 63% 77% Million Tonnes Optimizing logistics 51

Phosphates: Product Mix Shift Million tonnes 52 42% 62%

Potash: Primary Destinations FY13 in million tonnes 53

54 Mosaic Uses Four Complementary Channels to Market

55 Focus on logistics Strong customer relationships with long-term agreements Exclusive space Premium product differentiation Portfolio approach Mosaic’s Access to Market Strategy

North America: Home Court Advantage 56

North America: Home Court Advantage 57

International Distribution
Alignment with upstream production
Excellent premium products channel
Value capture of premium products
Market intelligence
Advantages of owned market access Quick facts
4.5 million tonnes (FY13)
Two-thirds from Mosaic production
Owned port facilities in Brazil, India
and Argentina
Brazil India
Argentina
China
Chile
58

Brazil Distribution: Why Invest in Brazil?
59
Brazil 2012 Global Production Rank
Coffee 1
Oranges 1
Soybeans 2
Sugar Cane 1
Corn 3
Source: USDA
0
20
40
60
80
100
120
140
160
180
200
0
10
20
30
40
50
60
60/61 70/71 80/81 90/91 00/01 10/11
Million
tonnes
Million
hectares
Brazil Grain and Oilseed Harvested Area and Production
Harvested Area Production
st
st
nd
st
rd

60 Brazil Distribution: Why Invest in Brazil? Million tonnes Brazil Fertilizer Supply

61 Brazil Distribution: Why Invest in Brazil? MOP Supply Phosphate Products Supply Million tonnes Million tonnes

Mosaic Brazil 5-Year Growth Strategy
62
Uberaba
Passo Fundo
Rio Verde
Sorriso
Rio Grande
Current Mosaic
facilities
Approved projects
Candeias
$300 million planned investment
in blend capacity / port access
Focus on phosphate and potash
Grow owned blend capacity by
more than 3 million tonnes by
2018
Attractive standalone returns plus
upstream benefits
Paranaguá
Fospar

Passo Fundo
Rio Verde
Sorriso
Rio Grande
São Luiz
Miritituba
Current
Mosaic
facilities
Logistics driven opportunities:
• Imports shift from South to North
• Shift from less truck to more river / rail
• Small bags to big bags to bulk
• Reduce vessel demurrage
Fospar port in Paranagua:
capacity growth project
Fospar
Paranaguá
Uberaba
Logistics Opportunities
63

64 Mosaic has… Many channels for distribution Strong positions in growing geographies Excellent customer relationships A clear strategy for growth in Brazil Summary

65

Product Innovation at Mosaic Mosaic Analyst Day 2013 66

67 Premium Products

Innovation: Growing Demand Crop nutrients drive up to 60 percent of grain yields 68

Innovation: Mosaic’s Growing Portfolio More in the pipeline… 69

Premium Products Strategy 70

MicroEssentials ® : Differentiators 71

MicroEssentials ® Incremental Value (estimated) 2% Yield Gain 4% Yield Gain Assumes $5.50/bu corn price *MicroEssentials ® SZ™ 72 $17 $36 $147 $376

Premium Products: Value Sharing Creating value is important. Sharing value is critical to long-term success. 73 Mosaic & Retail ~40% Farmer ~60%

Volume Growth
74
Expectations
Historical
0.0
0.5
1.0
1.5
2.0
2.5
3.0
3.5
4.0
4.5
FY09 FY10 FY11 FY12 CY13 CY15 CY17
Historical
2013 10
-
yr Plan (MID) 2013 10-yr Plan (HIGH) MicroEssentials ® Capability

Building on Our Success 2205: increasing yields and return on investment Uniform nutrient distribution in one granule Improved operational efficiency Coming soon: A new potash product 75

Why a Premium Potash Product? Meeting another customer need Without 2205 With 2205 One extra row of kernels equals 8 extra bushels, or $44 per acre Assumes $5.50/bu corn price 76

2205: Benefits for the Retailer Creates value through higher yields Mosaic relationship support Convenient storage, blending and application Differentiation builds lasting relationships 77

Customers – Selective Distribution Strategy Real growth—in both volume and value 78 0 50 100 150 200 250 FY08 FY09 FY10 FY11 FY12 FY13 MicroEssentials® - Retailer A MicroEssentials® - Retailer B

79 Promoting Our Innovation

80

Financial Outlook Mosaic Analyst Day 2013 81

Our Strategic Priorities 82

Growing Global Demand
4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
80 85 90 95 00 05 10 20 30 40 50
World Grain and Oilseed Use
Source: USDA and Mosaic
Actual for Biofuels Actual Forecast for Biofuels Forecast
83

Phosphates Near Term Outlook
Global Phosphate Shipments
51
47
52
59
62
63
63-64
64-66
30
35
40
45
50
55
60
65
70
00 01 02 03 04 05 06 07 08 09 10 11 12 13F 14F
Narrowed 2013 range. Expect continued growth in 2014.
84
Source: Fertecon and Mosaic

Phosphate Production,
Capacity and Operating Rate
85
65%
70%
75%
80%
85%
90%
95%
0
20
40
60
80
100
120
2000 2004 2008 2012 2016 2020
Capacity Production Op Rate
Phosphates Medium Term Supply and Demand

2018 Phosphates Cost Curve
*Excludes all other high analysis finished phosphate products
2018 DAP Industry Cost Curve fob Port
Likely Demand
0
50
100
150
200
250
300
350
400
450
500
550
600
0 5 10 15 20 25 30 35 40
US$/Tonne
Million Tonnes
Likely Demand Scenario:
38.4 million tonnes
Source:  CRU and Mosaic
86

Phosphates Manufacturing Scenarios
1. Assumes ammonia plant benefit
2. Difference between gross margin and cash margin includes deductions for depreciation, depletion and amortization, Ma’aden which would be treated as equity investment under US GAAP and not included in operating earnings, and other non cash charges.
Assumptions
1. All Scenarios
1. Mosaic weighted average DAP
cash costs = $225/tonne
2. Mosaic own DAP/MAP/MES
volumes = 7.9 million
tonnes/year
3. Ma’aden JV offtake = 750k
tonnes/year
4. MicroEssentials® volumes =
40-50% of total
2.  Low (marginal cost)
3.  Medium
4.  High
87
$ 2.7 B
$2.1 B
$1.5 B
High
Medium
Low
2018 Phosphate Cash Margin
Cash Margin Ma'aden + MicroEssentials®
1. DAP Market price =
$380/tonne fob Plant
1. DAP Market price =
$450/tonne fob Plant
1. DAP Market price =
$520/tonne fob Plant

Potash Near Term Outlook 88 Lowered and narrowed 2013 range. Modest growth in 2014. Source: Fertecon and Mosaic Global Potash Shipments

Potash Medium Term Supply and Demand
89
Capacity Production Operating Rate
40%
50%
60%
70%
80%
90%
100%
0
10
20
30
40
50
60
70
80
90
2000 2004 2008 2012
2016 2020
Potash Production, Capacity and Operating Rate

2018 Potash Cost Curve Position 90 Source: Fertecon and Mosaic US$/Tonne 2018 MOP Industry Cost Curve fob Port 0 25 50 75 100 125 150 175 200 225 250 275 300 0 10 20 30 40 50 60 70 Million Tonnes

Potash Cash Margin Scenarios
Assumptions
1. All Scenarios
1. Mosaic costs = $102/tonne*
2. Later K3 Optionality not
included
2.  Low
3.  Medium
4.  High
* Assumes constant costs/tonne.
Higher volumes will improve per tonne
productivity
Difference between gross margin and cash margin includes deductions for depreciation, depletion and amortization, Canadian Resource Taxes and other non cash charges.
91
$ 3.5 B
$2.3 B
$1.0 B
High
Medium
Low
2018 Potash Cash Margin
1. Market price = $199/tonne
fob mine
2. Mosaic  MOP volumes = 9.3
million tonne/year
1. Market price = $334/tonne
fob Mine
2. Mosaic  MOP volumes = 9.0
million tonne/year
1. Market price = $437/tonne
fob mine
2. Mosaic MOP volumes = 9.8
million tonne/year
Later K3 Optionality = $30 costs/tonne reduction

Difference between gross margin and cash margin includes deductions for depreciation, depletion and amortization, Canadian Resource Taxes,  Ma’aden  which would be treated as equity investment under US
GAAP and not included in operating earnings, and other non cash charges.
92
$6.4 B
$4.5 B
$2.7  B
High
Medium
Low
Cash Margin
Consolidated View – Cash Margin

Consolidated View – Operating Income
93
Assumptions
1. SG&A expenses = $380
million
2. Resource Taxes = 15%
of gross margin before
CRT
3. DD&A = $850 million
FY 2013 = $2.2 billion
$4.7 B
$3.0 B
$1.4 B
High
Medium
Low
Pre Tax Operating Earnings

Investments/Capital Allocation
Hurdle Rates
WACC
Country/External Risk          0% - 4.8%
Project Risk                        1.0% - 9.7%
Required Return             10.3% - 23.8%
Probability of meeting or
exceeding required return
94
9.3%
Rigorous process to evaluate and prioritize investments

Investment Proofs
95
Plant
Planned
Expansion
Tonnes
Estimated
Capital
Costs/Tonne
Estimated ROI
Esterhazy K2 800,000 $807 19.9%
Belle Plaine 570,000 $932 16.2%
Colonsay 500,000 $1,448 14.4%
Economic Assumptions
1.
2.
$335 per metric tonne netback
75% operating rate

Estimated Future Capital Investments:
Sustaining and Growth
in billions
* Not fully approved investments
Calendar year
Estimated Future Capital Investments
96
$0.0
$0.5
$1.0
$1.5
$2.0
2013 2014 2015 2016
Sustaining Potash Mines Ma'aden JV International & Supply Chain* Ammonia Plant*

Unchanged Balance Sheet Targets
97
Our primary objective is to maintain a solid investment
grade rating and financial flexibility
Contingent
Capital
Long term
Target
Cash
Committed
Lines
$ in billions multiple
0
1
2
Liquidity
0
1
2
Adjusted
Debt / EBITDA

Current Balance Sheet Strength Surplus Cash Debt Capacity Redeployment 98

Cash Use Priorities 99

Returns to Shareholders
100
Disciplined approach to return meaningful capital via share repurchases
Capital Return History
in billions
Calendar year
Favor share repurchases
Able to execute after November 26,
2013
Favor share repurchases over
special dividends
Mix of opportunistic buy-back and
time-period averaging
Per share growth correlated to
business growth
$0.0
$0.5
$1.0
$1.5
$2.0
2008 2009 2010 2011 2012 2013
Dividends Repurchases
Near-Term
Post A-Share Resolution
Dividend Growth Expectations

101 Implications for Total Shareholder Return TSR Share Price Dividends Profitability (ROI) Growth (Investments) Free Cash Flow

Helping the World Grow the Food it Needs 102